AMENDMENT NO. 3, dated as of May 28, 2014 (this “Amendment”), in respect of the Amended and Restated Superpriority Debtor-in-Possession Credit Agreement dated as of July 12, 2013 (as amended, supplemented or otherwise modified, the “DIP Credit Agreement”) by and among Exide Technologies, a Delaware corporation and a debtor and debtor-in-possession under Chapter 11 of the Bankruptcy Code (the “US Borrower”), Exide Global Holding Netherlands C.V., a limited partnership organized under the laws of the Netherlands (the “Foreign Borrower” and, together with the US Borrower, the “Borrowers”), the Lenders from time to time party thereto and JPMorgan Chase Bank, N.A., a national banking association, as agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, the “Agent”). Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the DIP Credit Agreement.

WHEREAS, the parties hereto desire to amend the DIP Credit Agreement as provided for herein.

NOW THEREFORE, the parties hereto hereby agree as follows:

SECTION 1 . Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the DIP Credit Agreement has the meaning assigned to such term in the DIP Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the DIP Credit Agreement shall, after this Amendment becomes effective, refer to the DIP Credit Agreement as amended hereby.

SECTION 2 . Amendments to the DIP Credit Agreement.

(a) Section 7.2 of the DIP Credit Agreement is hereby amended by replacing (x) the reference to “$85,000,000” with a reference to “$120,000,000” and (y) the reference to $90,000,000” with a reference to “$120,000,000”;

(b) Exhibit W-2 to the DIP Credit Agreement is hereby amended by replacing the reference to “May 31, 2014” in clause (b) with a reference to “June 30, 2014”;

(c) Schedule 1.1 to the DIP Credit Agreement is hereby amended by:

(i) amending the definition of “Capital Expenditures” by inserting the following immediately prior to the period at the end thereof:

“; provided that “Capital Expenditures” shall not include expenditures made in connection with the replacement, substitution, restoration or repair of assets to the extent financed from insurance proceeds or compensation awards paid on account of a Casualty Event”

(ii) amending and restating the definition of “Factoring Foreign Subsidiary” in its entirety to read as follows:

““Factoring Foreign Subsidiary” means (i) any Subsidiary of the Company domiciled in France, Germany, Italy, Poland or Spain or Sweden and having outstanding factoring arrangements in place on the Closing Date or (ii) any Subsidiary of the Company domiciled in Belgium, Denmark, Finland, Luxembourg, the Netherlands, Norway or Sweden.”

(iii) amending the definition of “Lender Group Expenses” by deleting the reference to “and” immediately prior to the reference to “(i)” and inserting the following immediately prior to the period at the end thereof:

“and (j) reasonable out-of-pocket costs and expenses payable to any other third-party advisors engaged by the Agent in its reasonable discretion in connection with the Loan Documents”

(iv) amending clause (v) of the definition of “Permitted Dispositions” by replacing (x) the reference to “€75,000,000 at any time” with a reference to “€100,000,000 (for the avoidance of doubt, determined on a net basis) as of the end of any calendar month” and (y) the reference to “90%” with a reference to “70%”; and

(v) amending the definition of “Quarterly CapEx Limit” by replacing the reference to “25,000,000” with a reference to “$36,000,000”.

SECTION 3 . Consent to Rupee Letter of Credit. The parties hereto hereby agree that, notwithstanding anything to the contrary in any Loan Document, that certain letter of credit number TFTS-889312 issued on May 2, 2014 by JPMorgan Chase Bank, N.A., in its capacity as Issuing Lender, in favor of HDFC Bank Limited in an amount equal to INR112,000,000.00 (the “Rupee Letter of Credit”) shall be deemed to constitute a Multicurrency Letter of Credit denominated in Dollars. The parties further agree that, at any time of determination, (a) the aggregate undrawn amount of the Rupee Letter of Credit and (b) the amount of any Multicurrency Revolver Letter of Credit Disbursement with respect to the Rupee Letter of Credit shall be deemed to be the equivalent in Dollars of the applicable amount in Indian rupees, as determined by Agent, at such time on the basis of the Spot Rate at such time. The Borrower’s reimbursement obligations in respect of drawings on the Rupee Letter of Credit, and the obligations of each Multicurrency Revolver Lender to acquire a participation therein and to fund its Pro Rata Share of any Multicurrency Revolver Advance made or deemed made with respect to the Rupee Letter of Credit, and all Letter of Credit fees with respect thereto, shall be denominated in Dollars.

SECTION 4 Representations and Warranties; No Default. The Borrowers represent and warrant that (a) the representations and warranties of the Loan Parties set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the Amendment Effective Date (as defined below), as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects (or true and correct, as the case may be) as of such earlier date) and (b) no Default or Event of Default has occurred and is continuing on the Amendment Effective Date (as defined below).

SECTION 5 . Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND (TO THE EXTENT APPLICABLE) THE BANKRUPTCY CODE.

SECTION 6 . Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7 . Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

SECTION 8 . Effectiveness. This Amendment shall become effective (the “Amendment Effective Date”) when (a) the Agent shall have received from each of the Loan Parties, the Required Revolver Lenders and the Required Term Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof, (b) the Borrowers shall have paid, or caused to be paid, all fees and expenses required to be paid by them pursuant to the Loan Documents and that certain Engagement Letter, dated as of May 19, 2014, between J.P. Morgan Securities LLC and the US Borrower and (c) the Borrowers shall have paid, or caused to be paid, (i) to the Agent, for the account of each Revolver Lender that consents to the Amendment on or prior to the date hereof, fees (any such fees, the “Revolver Amendment Fees”) in an amount equal to 0.10% of such Revolver Lender’s Revolver Commitment as of the Amendment Effective Date and (ii) to the Agent, for the account of each Term Lender that consents to the Amendment on or prior to the date hereof, fees (any such fees, the “Term Amendment Fees” and, together with the Revolver Amendment Fees, the “Amendment Fees”) in an amount equal to 0.10% of such Term Lender’s outstanding Term Advances as of the Amendment Effective Date, it being understood that (x) once paid, any amounts payable hereunder or any part thereof payable hereunder shall not be refundable under any circumstances and (y) all amounts payable hereunder shall be paid in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim.

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JPMORGAN CHASE BANK, N.A., as Agent
By:
Name:
Title:

EXIDE TECHNOLOGIES
a Delaware corporation, as US Borrower
By:
Name:
Title:

EXIDE GLOBAL HOLDING NETHERLANDS C.V.
a limited partnership organized and existing under the laws of the Netherlands, represented by Exide Technologies, its general partner, as Foreign Borrower
By:
Name:
Title:

[LENDERS]
By:
Name:
Title: